Prepayments and Other Current Assets - Schedule of Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Prepayments and Other Current Assets
Other receivables	¥ 95,606	$ 13,346	¥ 98,212
Employee advances	1,874	262	1,117
Prepaid rents	1,523	213	1,638
Others	11,897	1,658	11,077
Total prepayments and other current assets	¥ 110,900	$ 15,479	¥ 112,044